UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2023

Invitae Corporation
(Exact name of the registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or other jurisdiction of	(Commission	(I.R.S. employer
incorporation or organization)	File Number)	identification number)
1400 16th Street, San Francisco, California 94103
(Address of principal executive offices, including zip code)
(415) 374-7782
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.0001 par value per share	NVTA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c)
Appointment of Christine M. Gorjanc as Interim Chief Financial Officer
On July 2, 2023, the Board of Directors (the “Board”) of Invitae Corporation (the "Company") appointed Christine M. Gorjanc as Interim Chief Financial Officer of the Company, effective July 1, 2023. In connection with such appointment, Ms. Gorjanc resigned from the audit and compensation committees of the Board, effective June 30, 2023.
Ms. Gorjanc, 66, has served as an independent Board member and as chair of the audit committee of the Board since November 2015. Prior to her appointment as the Company’s Interim Chief Financial Officer, Ms. Gorjanc served on various public and private companies’ boards of directors. She previously served as the Chief Financial Officer of Arlo Technologies, Inc. (NYSE: Arlo), a home automation company, from August 2018 to June 2020. Prior to that, Ms. Gorjanc served as the Chief Financial Officer of Netgear, Inc. (Nasdaq: NTGR), a provider of networking products and services, from January 2008 to August 2018, where she also served as Chief Accounting Officer from December 2006 to January 2008 and Vice President, Finance from November 2005 to December 2006. From September 1996 through November 2005, Ms. Gorjanc served as Vice President, Controller, Treasurer and Assistant Secretary for Aspect Communications Corporation, a provider of workforce and customer management solutions. From October 1988 through September 1996, she served as the Manager of Tax for Tandem Computers, Inc., a provider of fault-tolerant computer systems. Prior to that, Ms. Gorjanc served in management positions at Xidex Corporation, a manufacturer of storage devices, and spent eight years in public accounting with a number of public accounting firms. Ms. Gorjanc joined the board of Shapeways Holdings, Inc., a digital manufacturing company, in March 2023. Since May 2019, Ms. Gorjanc has served as a director of Juniper Networks, Inc. (NYSE: JNPR), a secure AI driven networks company, and from March 2021 to October 2022, Ms. Gorjanc served as a director of Zymergen Inc. (Nasdaq: ZY), a biotechnology company. Ms. Gorjanc holds a B.A. in accounting from the University of Texas at El Paso and an M.S. in taxation from Golden Gate University. In April 2022, Ms. Gorjanc achieved NACD Directorship Certified status (National Association of Corporate Directors).
The Company and Ms. Gorjanc entered into a consultant agreement effective as of June 30, 2023 (the “Consulting Agreement”). Pursuant to the Consulting Agreement, Ms. Gorjanc has agreed to perform certain executive leadership, financial and accounting related services. The Company will pay Ms. Gorjanc an hourly fee of $387.50 for performance of services, plus reimbursement of reasonable expenses. Unless terminated by either party in accordance with the Consulting Agreement, the Consulting Agreement will terminate after 180 days.
The foregoing description of the Consulting Agreement is qualified in its entirety by reference to the full text of the Consulting Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
There is no arrangement or understanding between Ms. Gorjanc and any other person pursuant to which she was selected as an officer of the Company. Additionally, there are no family relationships between any director or executive officer of the Company and Ms. Gorjanc, and Ms. Gorjanc has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Appointment of Jeff Parsons as Interim Chief Accounting Officer
On July 2, 2023, the Board appointed Jeff Parsons as Interim Chief Accounting Officer of the Company, effective July 1, 2023.

Mr. Parsons, 64, served as Interim Controller of Imperfect Foods, Inc., a produce delivery company, from March 2022 to January 2023. Between September 2021 to March 2022, Mr. Parsons explored new opportunities. Prior to that, from May 2013 to September 2021, Mr. Parsons served as Corporate Controller of Adesto Technologies Corporation, a provider of semiconductors and embedded systems. He also served as a financial consultant to Adesto from December 2012 to April 2013. Prior to 2012, Mr. Parsons worked in various senior financial positions for GigOptix, Inc., a supplier of semiconductor components, Alliance Semiconductor Corporation, a semiconductor manufacturer, Lara Networks Inc., a provider of network application processors and broadband switching solutions, Cirrus Logic Inc., a fabless semiconductor supplier, and Cypress Semiconductor Corporation, a semiconductor design and manufacturing company. Mr. Parsons has an M.S. in industrial administration from Carnegie-Mellon University and a B.A. in economics from Vanderbilt University.
The Company will pay Vaco, LLC an hourly fee of $265 for Mr. Parsons' performance of services, plus reimbursement of reasonable expenses.
There is no arrangement or understanding between Mr. Parsons and any other person pursuant to which he was selected as an officer of the Company. Additionally, there are no family relationships between any director or executive officer of the Company and Mr. Parsons, and Mr. Parsons has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Appointment of Eric Aguiar as a Member and Chair of the Audit Committee
In connection with Ms. Gorjanc’s resignation from the audit committee of the Board, the Board appointed Eric Aguiar as a member and chair of the audit committee of the Board, effective July 1, 2023.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Consulting Agreement, effective as of June 30, 2023, by and between Invitae Corporation and Christine M. Gorjanc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 5, 2023

INVITAE CORPORATION

By:	/s/ Thomas R. Brida
Name:	Thomas R. Brida
Title:	General Counsel